FORM 8-K
Item 5. Other Events.
SIGNATURES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 24, 2002

TRW Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-2384	34-0575430

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1900 Richmond Road, Cleveland, Ohio 44124

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(216) 291-7000

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events.

     In its earnings release issued for the quarter and year ended December 31, 2001, TRW has reported its results of operations by four segments. TRW previously reported its financial results for the first three quarters of 2001 by six business segments: Systems, Space & Electronics, Aeronautical Systems, Chassis Systems, Occupant Safety Systems and Automotive Electronics. Effective with the fourth quarter of 2001, as a result of a consolidation of the company’s automotive businesses, Chassis Systems, Occupant Safety Systems and Automotive Electronics were combined to form one Automotive segment. The consolidation of TRW’s global automotive operations into a single unit under a single executive was effected to improve the speed of decision-making, encourage consistent operating and customer practices throughout the entire automotive business and lower cost. The reporting of the Automotive business as one segment is also consistent with the way the Automotive business is now managed and the way resources are allocated by the Chief Executive Officer. In addition, effective with the fourth quarter of 2001, the interest component of Other Postretirement Employee Benefits and a portion of pension income related to businesses previously disposed of, previously reported under Corporate Expense and Other, was combined with Pension Income, and is now reported as Net Employee Benefits Income. This action was taken to combine these non-cash, employee benefit-related items, into one line item, and to isolate the reporting of corporate expenses.

     A statistical summary of TRW’s first three quarter results for 2001 based on the new reporting format described above is provided in this report.

TRW
Results by Business Segments-Unaudited
(Dollar Amounts In Millions)

	First quarter ended
	March 31

	2001	2000

Sales

Systems	$789	$774

Space & Electronics	484	486

Aeronautical Systems	265	270

Automotive	2,629	3,035

	$4,167	$4,565

Profit before taxes

Systems	$48	$47

Space & Electronics	34	227

Aeronautical Systems	29	27

Automotive	98	184

	209	485

Corporate expense and other	(40)	(53)

Financing cost	(130)	(137)

Net employee benefits income	34	46

Earnings before income taxes	$73	$341

TRW
Results by Business Segments-Unaudited
(Dollar Amounts In Millions)

	Second quarter ended		Six months ended
	June 30		June 30

	2001	2000	2001	2000

Sales

Systems	$799	$837	$1,588	$1,611

Space & Electronics	529	467	1,013	953

Aeronautical Systems	270	279	535	549

Automotive	2,678	2,893	5,307	5,928

	$4,276	$4,476	$8,443	$9,041

Profit(loss) before taxes

Systems	$53	$77	$101	$124

Space & Electronics	(40)	143	(6)	370

Aeronautical Systems	35	39	64	66

Automotive	108	227	206	411

	156	486	365	971

Corporate expense and other	(30)	(81)	(70)	(134)

Financing cost	(123)	(128)	(253)	(265)

Net employee benefits income	32	38	66	84

Earnings before income taxes	$35	$315	$108	$656

TRW
Results by Business Segments-Unaudited
(Dollar Amounts In Millions)

	Third quarter ended		Nine months ended
	September 30		September 30

	2001	2000	2001	2000

Sales
Systems	$761	$836	$2,349	$2,447

Space & Electronics	505	463	1,518	1,416

Aeronautical Systems	269	257	804	806

Automotive	2,327	2,497	7,634	8,425

	$3,862	$4,053	$12,305	$13,094

Profit (loss) before taxes
Systems	$40	$57	$141	$181

Space & Electronics	(47)	41	(53)	411

Aeronautical Systems	22	35	86	101

Automotive	92	66	298	477

	107	199	472	1,170

Corporate expense and other	(152)	(54)	(222)	(188)

Financing cost	(118)	(132)	(371)	(397)

Net employee benefits income	47	37	113	121

Earnings (loss) before income taxes	$(116)	$50	$(8)	$706

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRW INC.

Date:	January 31, 2002	By: /s/ W. B. Lawrence

W. B. Lawrence Executive Vice President, General Counsel and Secretary

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